UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 9, 2013

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2013, David D. Glass, Veeco’s Executive Vice President and Chief Financial Officer, elected to retire from Veeco.  Veeco has retained a search firm to assist in recruiting a new CFO.  To facilitate a smooth transition, Mr. Glass will continue in his current role, for up to six months, until a successor is named.  In exchange for agreeing to stay for up to six months, Mr. Glass will be credited with service for equity vesting purposes through June 9, 2014, even if the service period ends sooner, and he will be eligible to receive the separation benefits described in the letter agreement between him and Veeco dated December 17, 2009.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On December 10, 2013, Veeco held its 2013 annual meeting of stockholders.  The matters voted on at the meeting were:  (1) the election of two directors:  Roger D. McDaniel and John R. Peeler; (2) amendment and restatement of Veeco 2010 Stock Incentive Plan; (3) an advisory vote on executive compensation; and (4) ratification of the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  These matters are described in detail in the Company’s proxy statement for the meeting, which was filed with the Securities and Exchange Commission on November 4, 2013.

As of the record date for the meeting, there were 39,251,043 shares of common stock outstanding, each of which was entitled to one vote with respect to each of the matters voted on at the meeting.  Each of the directors up for reelection was reelected and each of the other matters was approved by the required number of votes on each such matter.  The terms of each of the following directors continued after the meeting:  Edward H. Braun, Richard A. D’Amore, Gordon Hunter, Keith D. Jackson and Peter J. Simone.  The final voting results were as follows:

Matter	For	Withheld	Broker Non-votes
1. Election of Directors
(a) Roger D. McDaniel	26,967,483	3,758,914	2,661,053
(b) John R. Peeler	29,982,015	744,382	2,661,053

Matter	For	Against	Abstained	Broker Non-votes
2. Amendment and Restatement of Veeco 2010 Stock Incentive Plan	28,518,550	1,986,260	221,585	2,661,055

Matter	For	Against	Abstained	Broker Non-votes
3. Approval of the advisory vote on executive compensation	26,679,629	4,019,912	27,054	2,660,855

Matter	For	Against	Abstained	Broker Non-votes
4. Ratification of the appointment of Ernst & Young LLP	32,867,057	506,013	14,180	200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 11, 2013	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Senior Vice President and General Counsel